SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 24, 2006
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

300 High Street
Hamilton, Ohio
(Address of principal executive		45011
offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 867-5447
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
On April 24, 2006, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first quarter of 2006. A copy of the earnings press release is attached as Exhibit 99.1.
The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Data” under the section “Key Ratios.” The second appears in the table entitled “Additional Data – Fully Tax Equivalent Net Interest Income.” The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended
	March 31,	Dec. 31,	Sep. 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
		(Dollars in thousands)
Net interest income	$32,199	$31,939	$33,143	$33,905	$33,980
Tax equivalent adjustment	661	723	746	756	758

Net interest income — tax equivalent	$32,860	$32,662	$33,889	$34,661	$34,738

Average earning assets	3,235,796	3,405,725	3,429,671	3,448,924	3,461,330

Net interest margin*	4.04%	3.72%	3.83%	3.94%	3.98%
Net interest margin (fully tax equivalent)*	4.12%	3.80%	3.92%	4.03%	4.07%
Margins are calculated using net interest income annualized divided by average earning assets.
Also on April 24, 2006, First Financial Bancorp. held its first-quarter 2006 earnings conference call and webcast. A copy of the slides used in the conference call is attached as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.
On April 24, 2006, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first quarter of 2006. A copy of the earnings press release is attached as Exhibit 99.1.
Also on April 24, 2006, First Financial Bancorp. held its first-quarter 2006 earnings conference call and webcast. A copy of the slides used in the conference call is attached as Exhibit 99.2.
Item 9.01 Exhibits.
     (c) Exhibit:
99.1	First Financial Bancorp. Press Release dated April 24, 2006.

99.2	First Financial Bancorp. First-Quarter 2006 Earnings Conference Call and Webcast slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: April 24, 2006

Form 8-K	First Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated April 24, 2006.

99.2	First Financial Bancorp. First-Quarter 2006 Earnings Conference Call and Webcast slides.